Exhibit 10.3

                          SECURITY AND PLEDGE AGREEMENT


         THIS SECURITY AND PLEDGE AGREEMENT (this "Agreement") dated as of October 30, 1998, is among AMERICAN CAPITAL STRATEGIES, LTD. (the "Company"); the other persons or entities which are listed on the signature pages hereof as debtors or which from time to time become parties hereto as debtors (collectively, including the Company, the "Debtors" and individually each a "Debtor"); and LASALLE NATIONAL BANK in its capacity as agent for the Lender Parties referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Company has entered into a Credit Agreement dated as of October 30, 1998 (as amended, amended and restated, supplemented, extended or otherwise modified from time to time, the "Credit Agreement") with various financial institutions and the Agent, pursuant to which such financial institutions have agreed to make loans to the Company;

         WHEREAS, each of the other Debtors has executed and delivered a guaranty (as amended or otherwise modified from time to time, the "Guaranty") of certain obligations of the Company, including all obligations of the Company under the Credit Agreement; and

         WHEREAS, the obligations of the Company under the Credit Agreement and the obligations of each other Debtor under the Guaranty are to be secured pursuant to this Agreement;

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, (a) the terms Certificated Security, Chattel Paper, Deposit Account, Document, Equipment, Financial Asset, Fixture, Goods, Inventory, Instrument, Investment Property, Security, Security Entitlement, Uncertificated Security and Securities Intermediary have the respective meanings assigned thereto in the UCC (as defined below); (b) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in the Credit Agreement; and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

         Account Control Agreement means any Account Control Agreement from time to time executed and delivered among a Securities Intermediary, the Agent and the Company pursuant to which the Agent has and retains control (as defined in the UCC) over the relevant Investment Property of a Debtor held by such Securities Intermediary.



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         Account Debtor means the party who is obligated on or under any Account
Receivable, Contract Right or General Intangible.

         Account Receivable means, with respect to any Debtor, any right of such Debtor to payment for goods sold or leased or for services rendered.

         Assignee Deposit Account - see Section 6.

         Collateral means, with respect to any Debtor, all property and rights of such Debtor in which a security interest is granted hereunder.

         Computer Hardware and Software means, with respect to any Debtor, all of such Debtor's rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

         Contract Right means, with respect to any Debtor, any right of such Debtor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

         Custodian means, with respect to the Company, LaSalle in its capacity as custodian, or any other custodian approved in writing by the Required Banks and, with respect to any other Debtor, a custodian who is in possession of any Collateral pursuant to a custodial arrangement with such Debtor.

         Custody Control Agreement means any Custody Control Agreement among the Custodian, the Agent and the Company pursuant to which the Custodian acts as the perfection and control agent and bailee for the Agent for the purpose of perfecting the Agent's security interest in any Pledged Debt and Pledged Securities held by the Custodian, as such agreement may be amended, amended and restated, supplemented or modified from time to time.

         Default means the occurrence of: (i) any Unmatured Event of Default under Section 12.1.1 or 12.1.4 of the Credit Agreement; or (ii) any Event of Default.


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         General Intangibles means, with respect to any Debtor, all of such
Debtor's "general intangibles" as defined in the UCC and, in any event, includes (without limitation) all of such Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, insurance policies and proceeds, title insurance policies and proceeds, guarantee claims, security interests and rights to indemnification.

         Intellectual Property means all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

         Lender Party means each Bank under and as defined in the Credit Agreement and any Affiliate of such a Bank which is a party to a Hedging Agreement with the Company.

         Liabilities means, as to each Debtor, all obligations (monetary or otherwise) of such Debtor under the Credit Agreement, any Note, the Guaranty, any other Loan Document or any other document or instrument executed in connection therewith and, in the case of the Company, all Hedging Obligations owed to any Lender Party, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

         Non-Tangible Collateral means, with respect to any Debtor, collectively, such Debtor's Accounts Receivable, Contract Rights and General Intangibles.

         Perfection Documents means, collectively, any Custodian Agreement, any Account Control Agreement, any endorsements, endorsements in blank, assignments, blank stock or bond powers executed pursuant hereto and any filings made pursuant hereto, in each case as amended, amended and restated, modified or supplemented from time to time.

         Pledged Debt means the indebtedness described on Schedule I hereto (including all Instruments, Securities, Investment Property and other property relating thereto), as Schedule I may from time to time be supplemented, together with all principal, interest, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and any and all future or additional indebtedness from time to time owed to any Debtor (including all Instruments, Securities, Investment Property and other property relating thereto), together with all principal, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such future or additional indebtedness.

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         Pledged Securities means the Subsidiary Stock and all shares of capital stock, warrants and other equity interest listed on Schedule I hereto (including all Securities and Investment Property and other property relating thereto), as
Schedule I may from time to time be supplemented, together with any and all stock certificates, warrants, options or rights of any nature whatsoever that may be issued or granted to any Debtor in connection therewith; and any and all future or additional shares of capital stock, warrants and other equity interests from time to time issued to any Debtor (including all Securities and Investment Property and other property relating thereto).

         Subsidiary Stock means, any Instrument, Security or other Investment Property owned by the Company directly or indirectly and issued by a Subsidiary.

         UCC means the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement; provided that, as used in Section 8 hereof, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

         2. Pledge and Grant of Security Interest. As security for the payment of all Liabilities, each Debtor hereby pledges and assigns to the Agent for the benefit of the Lender Parties, and grants to the Agent for the benefit of the Lender Parties a continuing security interest in, the following, whether now or hereafter existing or acquired:

         All of such Debtor's:

           (i)    Accounts Receivable;

          (ii)    Certificated Securities;

         (iii)    Chattel Paper;

          (iv) Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

           (v)    Contract Rights;

          (vi)    Deposit Accounts;

         (vii)    Documents;

        (viii)    Financial Assets;

          (ix)    General Intangibles;


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           (x)    Goods (including all of its Equipment, Fixtures and
                  Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

          (xi)    Instruments;

         (xii)    Intellectual Property;

        (xiii)    Investment Property;

         (xiv)    money (of every jurisdiction whatsoever);

          (xv)    Security Entitlements;

         (xvi)    Uncertificated Securities;

        (xvii)    Pledged Debt;

       (xviii)    Pledged Securities; and

         (xix) to the extent not included in the foregoing, other personal property of any kind or description;

              together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) the assignment thereof, and the grant of a security interest therein, such Debtor's rights in such lease or license shall be excluded from the foregoing assignment and grant for so long as such prohibition continues, it being understood that upon request of the Agent, such Debtor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Agent in such Debtor's rights under such lease or license. Such Debtor agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by undated stock powers executed in blank), any Collateral (other than dividends which the Company is entitled to receive and retain pursuant to
              Section 5 hereof) which may at any time or from time to time come into the possession or control of such Debtor; and prior to the delivery thereof to the Agent, such Collateral shall be held by such Debtor separate and apart from its other property and in express trust for the Agent. Each Debtor acknowledges and agrees that the Pledged Debt and Pledged Securities may be held by the Custodian, which in addition to its custodial duties shall hold such Collateral as bailee for the Agent for the purpose of perfection of the pledge and security interest granted hereunder.


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         3.       Warranties.  Each Debtor warrants that:

         (i) no financing statement (other than any which may have been filed on behalf of the Agent or in connection with liens expressly permitted by the Credit Agreement ("Permitted Liens")) covering any of the Collateral is on file in any public office;

         (ii) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder;

         (iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Agent or any Lender Party is and will be true and correct in all material respects as of the date furnished, including
                  Schedule I hereto which sets forth a complete and accurate list of all Pledged Debt and Pledged Securities and other Instruments, Securities and Investment Property owned by each of the Debtors;

         (iv) such Debtor's chief executive office and principal place of business are as set forth on Schedule II hereto (and such Debtor has not maintained its chief executive office and principal place of business at any other location at any time after December 31, 1997);

         (v) each other location where such Debtor maintains a place of business and the location of any Custodian or Securities Intermediary of such Debtor is set forth on Schedule III hereto;

         (vi) except as set forth on Schedule IV hereto, such Debtor is not now known and during the five years preceding the date hereof has not previously been known by any trade name;

         (vii) except as set forth on Schedule IV hereto, during the five years preceding the date hereof such Debtor has not been known by any legal name different from the one set forth on the signature pages of this Agreement nor has such Debtor been the subject of any merger or other corporate reorganization;

         (viii) Schedule V hereto contains a complete listing of all of such Debtor's Intellectual Property which is subject to registration statutes;

         (ix) such Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;


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         (x)      the execution and delivery of this Agreement and the
                  Perfection Documents and the performance by such Debtor of its obligations hereunder and thereunder are within such Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of such Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon such Debtor;

         (xi) this Agreement and each of the Perfection Documents is a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

         (xii) such Debtor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would reasonably be expected to result in a Material Adverse Effect;

         (xiii) the pledge and delivery of the Pledged Debt and Pledged Securities hereto pursuant to this Agreement (or pursuant to the Custody Control Agreement) will create a valid perfected first-priority security interest in the Collateral in favor of the Agent;

         (xiv) all Pledged Securities which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument, Security or other type of Investment Property) duly and validly issued, are fully paid and non-assessable;

         (xv) to the Company's knowledge, all Pledged Debt has been duly authorized, authenticated, issued and delivered and is the legal, valid and binding obligation of the obligors thereof, and is not in default;

         (xvi) the Pledged Debt constitutes all of the outstanding indebtedness owed to any Debtor and is outstanding in the principal amount indicated on Schedule I; no Debtor has agreed, and no holder of any Pledged Debt shall be obligated, to remit any payments made under the Pledged Debt for the account of any other Person; to the Company's knowledge, none of the Pledged Debt is subject to any defense or setoff;

         (xvii) with respect to any certificates delivered to the Agent, the Custodian, or any Securities Intermediary representing an ownership interest in a partnership or limited liability company, either such certificates are Securities under Article 8 of the UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Debtor has so informed the Agent so that the Agent may take steps to perfect its security interest therein as a General Intangible;


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         (xviii)  as to each issuer of Pledged Securities whose name appears in
                  Schedule I hereto, such Pledged Securities represent on the date hereof not less than the applicable percentage (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such issuer; and

         (xiv) no Debtor has knowledge of any facts or circumstances that would preclude, upon delivery of the Pledged Securities, with the transfer power executed in blank, and the Pledged Debt, endorsed in blank, to the Agent or the Custodian, the Agent from being a "bona fide purchaser" of the Pledge Securities under Article 8 of the UCC or a "holder in due course" of the Pledged Debt under Article 3 of the UCC.

         4. Holding in Name of Agent, etc. With respect to the Collateral listed on Schedule I hereto, the Agent may from time to time after the occurrence and during the continuance of a Default, without notice to the Debtors, take all or any of the following actions: (a) transfer all or any part of such Collateral into the name of the Agent or any nominee or sub-agent for the Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of such Collateral, (c) notify the parties obligated on any of such Collateral to make payment to the Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the appropriate Debtor to allow collection of such Collateral, (e) enforce collection of any of such Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (f) take control of any proceeds of such Collateral, (g) exercise any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of such Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Portfolio Company, or upon the exercise by any Debtor or the Agent of any right, privilege or option pertaining to such Collateral, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions it may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to any Debtor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, and (h) the Agent shall have the right to (i) take possession of any or all of such Collateral from the Custodian and (ii) to notify the Custodian to remit directly to the Agent, as received, all payments, however characterized, received by the Custodian with respect to such Collateral.

         5. Voting Rights, Dividends, etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Agent has not given the notice referred to in paragraph (b) below:


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         (i)      Each Debtor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by a Debtor of stock purchase or subscription rights may be made only from funds of such Debtor not comprising part of the Collateral) relating or pertaining to the Pledged Debt or Pledged Securities or any part thereof for any purpose; provided that such Debtor agrees that it will not exercise any such right or power in any manner prohibited by the Credit Agreement or which would have a material adverse effect on the value of the Collateral or any part thereof.

         (ii) The Debtors shall be entitled to receive and retain any and all lawful dividends and payments payable in respect of the Pledged Debt or Pledged Securities which are paid in cash by any issuer if such dividends are permitted by the Credit Agreement, but all dividends, payments and distributions in respect of the Pledged Debt and Pledged Securities or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of the Pledged Debt or Pledged Securities or any part thereof or received in exchange for the Pledged Debt or Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by any Debtor, shall be forthwith delivered to the Agent or the Custodian in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

         (iii) The Agent shall execute and deliver, or cause to be executed and delivered, to the appropriate Debtor all such proxies, powers of attorney, dividend orders and other instruments as any Debtor may request for the purpose of enabling such Debtor to exercise the rights and powers which it is entitled to exercise pursuant to clause (i) above and to receive the dividends which it is authorized to retain pursuant to clause
                  (ii) above.

         (b) Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which any Debtor is entitled to exercise pursuant to Section 5(a)(i) hereof, and all rights of any Debtor to receive and retain dividends and other payments pursuant to
Section 5(a)(ii) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and other payments. Any and all money and other property paid over to or received by the Agent pursuant to this paragraph (b) shall be retained by the Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.


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         (c) Without limitation on Section 5(a) above, if any Debtor shall, as a result of its ownership of any Collateral, become entitled to receive or shall receive any note, stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), warrant, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, such Debtor shall accept the same as the agent of the Agent, hold the same in trust for the Agent and deliver the same forthwith to the Agent or the Custodian (with copies to the Agent) in the form received, duly indorsed by such Debtor to the Agent, if required, together with an undated transfer power and irrevocable proxy covering such certificate or other instrument duly executed in blank by such Debtor and with, if the Agent so requests, signature guaranteed, to be held by the Custodian, for the benefit of the Agent and the Banks, subject to the terms hereof and the Custody Control Agreement, as additional collateral security for the Liabilities. In addition, any sums paid upon or in respect of any Collateral upon the liquidation or dissolution of any Portfolio Company shall be paid over to the Agent or the Custodian, for the benefit of the Agent and the Banks, to be held by it hereunder and under the Custody Control Agreement as additional collateral security for the Liabilities, and in case any distribution of capital shall be made on or in respect of any Collateral or any property shall be distributed upon or with respect to any Collateral pursuant to the recapitalization or reclassification of the capital of any Portfolio Company or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent or the Custodian, for the benefit of the Agent and the Banks, to be held by it hereunder and under the Custody Control Agreement as additional collateral security for the Liabilities. If any sums of money or property so paid or distributed in respect of any Collateral shall be received by any Debtor, such Debtor shall, until such money or property is paid or delivered to the Agent or the Custodian, hold such money or property in trust for the Agent, segregate from other funds of any Debtor, as additional collateral security for the Liabilities.

         6. Collections, etc. Until such time during the existence of a Default as the Agent shall notify such Debtor of the revocation of such power and authority, each Debtor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Credit Agreement), the cash proceeds of Collateral and other money which constitutes Collateral, (b) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral and Pledged Debt, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (c) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon the request of the Agent during the existence of a Default, each Debtor will, at its own expense, notify any or all parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder.


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         Upon request by the Agent during the existence of a Default, each
Debtor will forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Agent until delivery is made to the Agent. Each Debtor will comply with the terms and conditions of any consent given by the Agent pursuant to the foregoing sentence.

         During the existence of a Default, all items or amounts which are delivered by any Debtor to the Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit Account") of such Debtor with LaSalle (or another financial institution selected by the Agent) over which the Agent has sole dominion and control, as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account toward payment of the Liabilities, whether or not then due, in such order of application as the Agent may determine, and the Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

         The Agent (or any designee of the Agent) is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

         7. Certificates, Schedules and Reports. Each Debtor will from time to time, as the Agent may request, deliver to the Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Agent may specify. Each Debtor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to the Company and its Subsidiaries taken as a whole, and such notice shall specify the amount of such loss or depreciation.

         8. Agreements of the Debtors. Each Debtor will:

          (i) upon request of the Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Agent) and do such other acts and things (including, delivery to the Agent, Custodian, or Securities Intermediary, as appropriate, of any Instruments, Securities or other Investment Property which constitute Collateral), all as the Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities;

         (ii) so long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Agent or any Lender Party with respect to the creation of any Liabilities, not, without the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase such Collateral which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any such Collateral, except to the extent permitted by the Credit Agreement;

         (iii) execute and deliver to the Agent such stock powers, endorsements and similar documents relating to the Collateral (including, but not limited to, any custody agreement or account control agreement), satisfactory in form and substance to the Agent, as the Agent may reasonably request;

         (iv) not, without the express written consent of the Agent, amend, restate, modify or terminate the Custodian Control Agreement or any other agreement relating to the administration of the Collateral;

         (v) keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on Schedules II and III hereto or at such other addresses of which such Debtor shall have given the Agent not less than ten
                  (10) days' prior written notice;

         (vi) keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Agent or its designees to determine at any time the status of the Non-Tangible Collateral;

         (vii) furnish the Agent such information concerning such Debtor, the Collateral, the Account Debtors, the Custodian and the Securities Intermediary as the Agent may from time to time reasonably request;

         (viii) permit the Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Agent during the existence of a Default, deliver to the Agent all of such records and papers;

         (ix) upon request of the Agent, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder;

         (x) not, except for the sale or lease of Inventory in the ordinary course of its business and sales of Equipment which is no longer useful in its business or which is being replaced by similar Equipment, sell, lease, assign or create or permit to exist any Lien on any Collateral other than Permitted Liens;

         (xi) without limiting the provisions of Section 10.3 of the Credit Agreement, at all times keep all of its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Agent as its interest may appear (it being understood that (a) so long as no Default shall be existing, the Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (b) whenever a Default shall be existing, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Agent may determine), and such policies or certificates thereof shall, if the Agent so requests, be deposited with or furnished to the Agent;

         (xii) take such actions as are reasonably necessary to keep its Inventory in good repair and condition;

         (xiii) take such actions as are reasonably necessary to keep its Equipment in good repair and condition and in good working order, ordinary wear and tear excepted;

         (xiv) promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods;

         (xv) upon request of the Agent, (a) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Agent in the Equipment covered thereby, and (b) deliver all such certificates to the Agent or its designees;

         (xvi) take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral;

         (xvii) except as listed on Schedule VI, keep all of the tangible Collateral in the United States;

         (xviii) upon the consummation of each Portfolio Investment provide the Agent with an updated Schedule I reflecting such Portfolio Investment and take all such further action as the Agent may reasonably request to perfect its security interest in such Portfolio Investment; and

         (xix) reimburse the Agent for all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Agent), incurred by the Agent in seeking to collect or enforce any rights in respect of such Debtor's Collateral.

         Any expenses incurred in protecting, preserving or maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Agent do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the Agent for all costs and expenses incurred by the Agent in the exercise of its rights under this Section 8. Notwithstanding the foregoing, the Agent shall have no obligation or liability regarding the Collateral or any part thereof by reason of, or arising out of, this Agreement.

         9. Default and Remedies. Whenever a Default shall exist, the Agent may exercise from time to time any rights and remedies available to it under the UCC. Without limiting the foregoing, whenever a Default shall exist the Agent
(a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of any Debtor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of any Debtor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. Each Debtor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten days before such disposition. The Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Debtor, which right or equity is hereby waived or released. The Agent shall apply any proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care of safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Liabilities. The Debtors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Liabilities and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect any such deficiency.

         Each Debtor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Securities and/or Pledged Debt, by reason of certain prohibitions contained in the federal and state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such Pledged Securities and/or Pledged Debt for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Securities and/or Pledged Debt for the period of time necessary to permit the issuer thereof to register such securities for public sale under federal or state securities laws, even if such issuer would agree to do so.

         The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Debtor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to any Debtor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         Without limitation on the foregoing, the Agent may exercise from time to time any other right or remedy available to it under applicable law. Each Debtor agrees, in case of Default, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Agent, and (ii) at the Agent's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority. Any proceeds of any disposition by the Agent of any of the Collateral may be applied by the Agent to payment of expenses in connection with the Collateral, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Agent), and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect.

         10. Irrevocable Authorization and Instruction to Portfolio Companies. Each Debtor hereby authorizes and instructs each issuer and obligor under any Pledged Debt to comply with any instruction received by it from the Agent in writing that (a) states that Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from any Debtor, and each Debtor agrees that each issuer and obligor under any Pledged Debt shall be fully protected in so complying.

         11. General. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. Neither the Agent, any Bank nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Debtor or otherwise.

         Any notice from the Agent to any Debtor, if mailed, shall be deemed given five days after the date mailed, postage prepaid, addressed to such Debtor either at such Debtor's address shown on Schedule II hereto or at such other address as such Debtor shall have specified in writing to the Agent as its address for notices hereunder.

         Each of the Debtors agrees to pay all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Agent or any Lender Party) paid or incurred by the Agent or any Lender Party in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

         No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         This Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the Agent or any Lender Party to any of the Liabilities is or must be rescinded or returned by the Agent or such Lender Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Lender Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Lender Party had not been made.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State, subject, however, to the applicability of the UCC of any jurisdiction in which any Goods of any Debtor may be located at any given time. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         The rights and privileges of the Agent hereunder shall inure to the benefit of its successors and assigns.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Agent a counterpart of this Agreement together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE II HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH DEBTOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH LENDER PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


                           [signature page to follow]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                        DEBTORS:

                                        AMERICAN CAPITAL STRATEGIES, LTD.


                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------


                                        ACS CAPITAL INVESTMENTS CORPORATION


                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------


                                        AMERICAN CAPITAL STRATEGIES LABOR
                                        RESEARCH, INC.


                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------


                                        ACS GENPAR, INC.


                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------



                                        AGENT:

                                        LASALLE NATIONAL BANK, as Agent


                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

        Signature page for the Security and Pledge Agreement dated as of October __, 1998 among American Capital Strategies, Ltd., various other parties and LaSalle National Bank as Agent for the Lender Parties referred to herein.

        The undersigned is executing a counterpart hereof for purposes of becoming a party hereto (and attached to this signature page are supplements to the Schedules to the Security and Pledge Agreement setting forth all relevant information with respect to the undersigned):


                                        [ADDITIONAL DEBTOR]



                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                   SCHEDULE I
                              TO SECURITY AGREEMENT

I.  Pledged Securities

-------------------------- ------------------------------------ ------------------------- ---------------- -------------
Portfolio Company          Owner (holder) of Record                   Description           No. Shares     Cert. No.
(Issuer)                                                              of Security

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Four-S Baking Company      American Capital Strategies, Ltd.          Common Stock            25,748            53

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Four-S Baking Company      American Capital Strategies, Ltd.            Warrant               15,389            W-1

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Four-S Baking Company      American Capital Strategies, Ltd.      Class A Convertible         25,681           PA-1
                                                                    Preferred Stock

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

The Westwind Group         American Capital Strategies, Ltd.            Warrant
Holdings, Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

BIW Connector Systems,     American Capital Strategies, Ltd.         Primary Warrant            633.33         PW-1
L.L.C.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

BIW Connector Systems,     American Capital Strategies, Ltd.        Primary Warrant               6.56         PW-2
L.L.C.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

BIW Connector Systems,     American Capital Strategies, Ltd.      Conditional Warrant                          CW-1
L.L.C.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Chance Coach, Inc.         American Capital Strategies, Ltd.      Class A Convertible        200,500            PA1
                                                                    Preferred Stock

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Chance Coach, Inc.         American Capital Strategies, Ltd.     Series B Common Stock       204,643            CB1

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Chance Coach, Inc.         American Capital Strategies, Ltd.            Warrant              431,500            W-2

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Specialty Transportation   American Capital Strategies, Ltd.        Primary Warrant          500,000           PW-1
Services, Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Specialty Transportation   American Capital Strategies, Ltd.      Conditional Warrant                          CW-1
Services, Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Specialty Transportation   American Capital Strategies, Ltd.          Common Stock           500,000             3
Services, Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Specialty Transportation   PNC Bank                                   Common Stock         4,500,000             4
Services, Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Specialty Transportation   Aasch Transportation Services, Inc.  Voting Trust Certificate   4,500,000           VT-1
Services, Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

                                       20


-------------------------- ------------------------------------ ------------------------- ---------------- -------------
Portfolio Company          Owner (holder) of Record                   Description           No. Shares     Cert. No.
(Issuer)                                                              of Security

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

The New Piper Aircraft,    American Capital Strategies, Ltd.            Warrant               34,000            W-1
Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

The L.A. Studios, Inc.     American Capital Strategies, Ltd.            Warrant               34,821            W-1

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Cycle Gear, Inc.           American Capital Strategies, Ltd.        Primary Warrant           11,081            W-1

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Cycle Gear, Inc.           American Capital Strategies, Ltd.      Disbursement Warrant        20,315.3         DW-1

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Confluence Holdings,       American Capital Strategies, Ltd.        Primary Warrant           11,089           PW-1
Corp.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Confluence Holdings,       American Capital Strategies, Ltd.      Conditional Warrant                          CW-1
Corp.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

JAG Acquisitions, Inc.     American Capital Strategies, Ltd.            Warrant                3,000            W-1

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

JAG Acquisitions, Inc.     Eugene F. Stalter                          Common Stock             1,000            C-1

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Biddeford Textile          ACS Capital Investments Corporation    Class B Common Stock        28,000            B-10
Corporation

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Biddeford Textile          ACS Capital Investments Corporation    Class B Common Stock        90,000            B-1
Corporation

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Indiana Steel & Wire       ACS Capital Investments Corporation        Common Stock            6,785.7075        18
Corporation

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Indiana Steel & Wire       ACS Capital Investments Corporation        Common Stock              761.572         19
Corporation

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Employee Acquisition       ACS Capital Investments Corporation        Common Stock               270             8
Corporation-14

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Employee Acquisition       ACS Capital Investments Corporation        Common Stock            26,730            21
Corporation-14

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Good Stuff Food Company    ACS Capital Investments Corporation        Common Stock             6,335            43

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Martino's Bakery, Inc.     ACS Capital Investments Corporation        Common Stock            50,000            22

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Mobile Tool                ACS Capital Investments Corporation    Class B Common Stock         5,000           B004
International, Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Mobile Tool                ACS Capital Investments Corporation    Class B Common Stock         1,000           B034
International, Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Mobile Tool                ACS Capital Investments Corporation    Class B Common Stock         1,133           B035
International, Inc.

-------------------------- ------------------------------------ ------------------------- ---------------- -------------

Mobile Tool                ACS Capital Investments Corporation    Class B Common Stock           500           B037
International, Inc.
-------------------------- ------------------------------------ ------------------------- ---------------- -------------


II.  Pledged Debt

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------
Portfolio Company          Owner (holder)     Description of Debt    Date of Issue  Maturity Date   Original Principal
(Issuer)                   of Record                                                                    Amount ($)
-------------------------- ------------------ ---------------------- -------------- --------------- --------------------
-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

Four-S Baking Company      American Capital   Senior Subordinated    10/14/97       10/14/02           1,918,750
                           Strategies, Ltd.   Note

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

The Westwind Group, Inc.   American Capital   Restated and Amended   12/17/97       09/30/04           3,553,375.50
                           Strategies, Ltd.   Senior Subordinated
                                              Note-I

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

BIW Connector Systems,     American Capital   Senior Subordinated    06/09/98       12/31/03             250,000
L.L.C.                     Strategies, Ltd.   Note

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

BIW Connector Systems,     American Capital   Senior Note            12/22/97       12/31/03           3,890,000
L.L.C.                     Strategies, Ltd.

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

BIW Connector Systems,     American Capital   Senior Subordinated    12/22/97       12/31/03           7,000,000
L.L.C.                     Strategies, Ltd.   Note

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

Chance Coach, Inc.         American Capital   Senior Term Note       05/15/97       04/01/06           1,500,000
                           Strategies, Ltd.

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

Chance Coach, Inc.         American Capital   Senior Subordinated    05/15/97       04/01/07          12,000,000
                           Strategies, Ltd.   Note

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

Specialty Transportation   American Capital   Senior Subordinated    01/30/98       02/01/06           5,500,000
Services, Inc.             Strategies, Ltd.   Note

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

Speciality                 American Capital   Junior Subordinated    01/30/98       02/01/06           2,500,000
Transportation Services,   Strategies, Ltd.   Note
Inc.

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

The New Piper Aircraft,    American Capital   Subordinated Note      05/27/98       03/31/08          20,000,000
Inc.                       Strategies, Ltd.   No. 1

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

The L.A. Studios, Inc.     American Capital   Secured Note           04/03/98       05/01/05           3,250,000
                           Strategies, Ltd.

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

ELX Holdings, L.L.C.       American Capital   14% Senior             07/31/98       12/31/06           7,500,000
                           Strategies, Ltd.   Subordinated Note

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

Cycle Gear, Inc.           American Capital   Senior Secured Note    09/28/98       09/30/05             750,000
                           Strategies, Ltd.

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

Cycle Gear, Inc.           American Capital   Junior Secured Note    09/28/98       09/30/06           5,250,000
                           Strategies, Ltd.

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

                                       22






-------------------------- ------------------ ---------------------- -------------- --------------- --------------------
Portfolio Company          Owner (holder)     Description of Debt    Date of Issue  Maturity Date   Original Principal
(Issuer)                   of Record                                                                    Amount ($)
-------------------------- ------------------ ---------------------- -------------- --------------- --------------------
-------------------------- ------------------ ---------------------- -------------- --------------- --------------------


Confluence Holdings,       American Capital   Revolving Note No.     09/30/98       10/01/99           6,000,000
Corp.                      Strategies, Ltd.   RN-2

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

Confluence Holdings,       American Capital   Senior Secured Note    09/30/98       04/01/05           6,000,000
Corp.                      Strategies, Ltd.   SSN-2

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

Confluence Holdings,       American Capital   Junior Secured Note    09/30/98       10/01/05           6,000,000
Corp.                      Strategies, Ltd.   No. JSN-2

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

JAG Acquisition, Inc.      American Capital   Working Capital Note   01/12/98       07/11/98             500,000
                           Strategies, Ltd.   No. WCN-1

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

JAG Acquisition, Inc.      American Capital   Senior Term Note No.   01/12/98       01/01/06             700,000
                           Strategies, Ltd.   STN-1

-------------------------- ------------------ ---------------------- -------------- --------------- --------------------

JAG Acquisition, Inc.      American Capital   Senior Subordinated    01/12/98       01/01/07           2,800,000
                           Strategies, Ltd.   Note No. SSN-1
-------------------------- ------------------ ---------------------- -------------- --------------- --------------------




III.  Subsidiary Stock

-------------------------- ------------------- ------------------ --------------- ----------------- ----------------
Subsidiary                 Owner of Record     No. Shares         % of All        Class of Shares   Certificate
                                                                  Shares                            Number
-------------------------- ------------------- ------------------ --------------- ----------------- ----------------
-------------------------- ------------------- ------------------ --------------- ----------------- ----------------

ACS Capital Investments    American Capital           100               100            Common              1
Corporation                Strategies, Ltd.
-------------------------- ------------------- ------------------ --------------- ----------------- ----------------
-------------------------- ------------------- ------------------ --------------- ----------------- ----------------

American Capital           American Capital            85               100            Common              1
Strategies Labor           Strategies, Ltd.
Research, Inc.
-------------------------- ------------------- ------------------ --------------- ----------------- ----------------
-------------------------- ------------------- ------------------ --------------- ----------------- ----------------

ACS Genpar, Inc.           ACS Capital              1,000             1,000            Common              1
                           Investments
                           Corporation
-------------------------- ------------------- ------------------ --------------- ----------------- ----------------

                                   SCHEDULE II
                              TO SECURITY AGREEMENT


                             CHIEF EXECUTIVE OFFICES


1.


2.


3.


4.

                                  SCHEDULE III
                              TO SECURITY AGREEMENT

                                    ADDRESSES

                                   SCHEDULE IV
                              TO SECURITY AGREEMENT

                      TRADE NAMES, PRIOR LEGAL NAMES, ETC.

                                   SCHEDULE V
                              TO SECURITY AGREEMENT



-------------------------------------------------------------------------------

                                     PATENTS
-------------------------------------------------------------------------------
----------------- ----------------------- ---------------- -- -----------------

PATENT            PATENT/SERIAL NO.  COUNTRY    CO. NAME HELD IN     ISSUE DATE
----------------- ------------------ ---------- -------------------- ----------


----------------- ------------------ ---------- -------------------- ----------


----------------- ------------------ ---------- -------------------- ----------


-------------------------------------------------------------------------------

                                   TRADEMARKS
--------------------------------------------------------------------------------
---------------------------------------------- --- ---------------- -------- ---
TRADEMARK NAME  REGISTRATION/SERIAL NO.  COUNTRY  CO. NAME HELD IN   ISSUE DATE
----------------- ------------------ ---------- -------------------- ----------


----------------- ------------------ ---------- -------------------- ----------


----------------- ------------------ ---------- -------------------- ----------


-------------------------------------------------------------------------------

                                   COPYRIGHTS
-------------------------------------------------------------------------------
--------------------------- --------------- ------------------------- ---------

COPYRIGHT NAME              COUNTRY         CO. NAME HELD IN          ISSUE DATE
--------------------------- --------------- ------------------------- ---------


--------------------------------------------------------------------------------

                                   SCHEDULE VI
                              TO SECURITY AGREEMENT



                   COLLATERAL NOT LOCATED IN THE UNITED STATES